                                                             PROCYON CORPORATION
                                                                  AND SUBSIDIARY

================================================================================

                                    PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                                                EXPLANATORY HEADNOTE (UNAUDITED)
                                                NINE MONTHS ENDED MARCH 31, 1996
                                                AND THE YEAR ENDED JUNE 30, 1995
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                                                             PROCYON CORPORATION
                                                                  AND SUBSIDIARY

                                                                        CONTENTS

================================================================================

Pro Forma Consolidated Financial Information
    Explanatory Headnote                                                       3

Pro Forma Consolidated Balance Sheet as of
    March 31, 1996                                                             4

Pro Forma Consolidated Statement of Operations
    for the Nine Months Ended March 31, 1996                                   5

Pro Forma Consolidated Statement of Operations
    for the Year Ended June 30, 1995                                           6

Notes to Pro Forma Consolidated Financial Statements                           7




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                                                             PROCYON CORPORATION
                                                                  AND SUBSIDIARY

                                    PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                                                EXPLANATORY HEADNOTE (UNAUDITED)

================================================================================

INTRODUCTION

The accompanying unaudited pro forma consolidated financial statements give effect to the issuance of 3,000,000 shares of common stock of Procyon Corporation (the "Company") effective May 9, 1996 in exchange for all of the issued and outstanding common stock of Amerx Health Care Corp., a Florida Corporation ("Amerx"). Due to common control among the corporations by an individual, this transaction has been accounted for at historical cost similar to that of a pooling of interests. This unaudited pro forma information has been prepared utilizing the historical financial statements and notes thereto, which are incorporated by reference herein. The unaudited pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the purchase been effected on the dates indicated or of the results which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements.

The pro forma condensed consolidated balance sheet as of March 31, 1996 assumes the transaction had taken place on March 31, 1996, the pro forma consolidated statement of operations for the nine months ended March 31, 1996 assumes the transaction had taken place on July 1, 1995 and the proforma consolidated statement of operations for the year ended June 30, 1995 assumes the transaction had taken place on July 1, 1994.

In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

Agreement and Plan of Exchange

On January 31, 1996, the Company entered into an Agreement and Plan of Exchange (the "Agreement") with Amerx. The agreement provides that the Company acquire Amerx through a share exchange in which all of the issued and outstanding common stock of Amerx will be exchanged for 3,000,000 (post-split) shares of common stock of the Company (the "Exchange"). The Agreement provides as a condition to the Exchange, the Company will complete a five for one reverse split of its issued and outstanding shares of common stock.

As a result of the Exchange and stock-split which were effective as of May 9, 1996, the Company had 3,637,920 shares of common stock and 1,000,000 shares of preferred stock issued and outstanding. Each share of preferred stock may be converted at the holder's option into one share of common stock.





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                                                             PROCYON CORPORATION
                                                                  AND SUBSIDIARY

                                    PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                                                EXPLANATORY HEADNOTE (UNAUDITED)

================================================================================

                                                         THE
                                                        COMPANY                       AMERX
                                             THE       PRO FORMA                    PRO FORMA    CONSOLIDATED
MARCH 31, 1996                             COMPANY     ADJUSTMENTS       AMERX      ADJUSTMENTS    PRO FORMA
- -------------------------------------------------------------------------------------------------------------
ASSETS

CURRENT:
  Cash                                  $   189,806   $              $         -   $              $   189,806
  Accounts receivable                             -                      175,046                      175,046
  Notes receivable                                -                       10,000                       10,000
  Inventories                                     -                       86,533                       86,533
  Note receivable, affiliate                555,000      (555,000)(2)          -                            -
  Interest receivable, affiliate             34,745       (34,745)(2)          -                            -
- -------------------------------------------------------------------------------------------------------------
Total current assets                        779,551      (589,745)       271,579                      461,385
- -------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT, NET                  13,458                       26,727                       40,185
- -------------------------------------------------------------------------------------------------------------
OTHER:
  Deposits                                        -                       18,434                       18,434
  Employee advances                               -                       19,900                       19,900
- -------------------------------------------------------------------------------------------------------------
Total other assets                                -                       38,334                       38,334
- -------------------------------------------------------------------------------------------------------------
                                        $   793,009   $  (589,745)   $   336,640   $              $   539,904
=============================================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
  Accounts payable and accrued expenses $     1,039   $              $    97,706   $              $    98,745
  Accrued interest, affiliate                     -                       34,745       (34,745)(2)          -
  Notes payable, officer and affiliate            -                      672,500      (555,000)(2)    117,500
- -------------------------------------------------------------------------------------------------------------
Total current liabilities                     1,039                      804,951      (589,745)       216,245
- -------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY (DEFICIT):
  Preferred stock subscribed                 38,000                            -                       38,000
  Preferred stock                           977,500                            -                      977,500
  Common stock                              590,196                            1                      590,197
  Additional paid-in capital                      -                          999                          999
  Accumulated deficit                      (813,726)                    (469,311)                  (1,283,037)
- -------------------------------------------------------------------------------------------------------------
Total stockholders' equity (deficit)        791,970                     (468,311)                     323,659
- -------------------------------------------------------------------------------------------------------------
                                        $   793,009   $              $   336,640   $  (589,745)   $   539,904
=============================================================================================================

          See accompanying headnote and notes to proforma consolidated financial statements (unaudited).





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                                              PROCYON CORPORATION AND SUBSIDIARY

                      PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

================================================================================

                                                                 THE
                                                                COMPANY                       AMERX
                                                    THE        PRO FORMA                    PRO FORMA    CONSOLIDATED
FOR THE NINE MONTHS ENDED MARCH 31, 1996          COMPANY     ADJUSTMENTS       AMERX      ADJUSTMENTS     PRO FORMA
- ---------------------------------------------------------------------------------------------------------------------
REVENUES                                        $         -                  $   355,613                  $   355,613
- ---------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES:
  Cost of goods sold                                      -                      145,244                      145,244
  Selling, general and administrative               106,372                      322,372                      482,744
- ---------------------------------------------------------------------------------------------------------------------
Total operating expenses                            160,372                      467,616                      627,988
- ---------------------------------------------------------------------------------------------------------------------
Loss from operations                               (160,372)                    (112,003)                    (272,375)
- ---------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSE):
  Interest income                                     4,993                            -                        4,993
  Interest income, affiliate                         27,400       (27,400)(2)          -                            -
  Interest expense, affiliate                             -                      (27,400)      (27,400)(2)          -
- ---------------------------------------------------------------------------------------------------------------------
Total other income (expense)                         32,393       (27,400)       (27,400)       27,400          4,993
- ---------------------------------------------------------------------------------------------------------------------
NET LOSS                                        $  (127,979)  $   (27,400)   $  (139,403)  $    27,400    $  (267,382)
=====================================================================================================================
NET LOSS PER SHARE                              $      (.20)                                              $      (.07)
=====================================================================================================================
WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING                                637,920     3,000,000(1)                                3,637,920
=====================================================================================================================


          See accompanying headnote and notes to proforma consolidated financial statements (unaudited).





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
                                              PROCYON CORPORATION AND SUBSIDIARY

                      PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

================================================================================

                                                         THE
                                                        COMPANY                       AMERX
                                              THE      PRO FORMA                    PRO FORMA    CONSOLIDATED
FOR THE YEAR ENDED JUNE 30, 1995            COMPANY   ADJUSTMENTS       AMERX      ADJUSTMENTS     PRO FORMA
- -------------------------------------------------------------------------------------------------------------
REVENUES                                $         -   $              $    63,795   $              $    63,795
- -------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES:
  Cost of goods sold                              -                       21,121                       21,121
  Selling, general and administrative       112,889                      362,855                      475,744
- -------------------------------------------------------------------------------------------------------------
Total operating expenses                    112,889                      383,976                      496,865
- -------------------------------------------------------------------------------------------------------------
Loss from operations                       (112,889)                    (320,181)                    (433,070)
- -------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSE):
  Interest income                             7,055                            -                        7,055
  Interest income, affiliate                  7,345        (7,345)(2)          -                            0
  Interest expense, affiliate                     -                       (7,345)        7,345(2)           0
- -------------------------------------------------------------------------------------------------------------
Total other income (expense)                 14,400        (7,345)        (7,345)        7,345          7,055
- -------------------------------------------------------------------------------------------------------------
NET LOSS                                $   (98,489)  $              $  (327,526)  $              $  (426,015)
=============================================================================================================
NET LOSS PER SHARE                      $      (.15)                                              $      (.12)
=============================================================================================================
WEIGHTED AVERAGE NUMBER
  OF SHARES OUTSTANDING                     637,920     3,000,000(1)                                3,637,920
=============================================================================================================


          See accompanying headnote and notes to proforma consolidated financial statements (unaudited).





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                                              PROCYON CORPORATION AND SUBSIDIARY

                NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

================================================================================

1.   Pro Forma                 The proforma condensed balance sheet as of March
     Adjustments               31, 1996 assumes the transaction was consummated
                               as of March 31, 1996, the proforma condensed consolidated statement of operations for the nine months ended March 31, 1996 assumes the transaction was consummated of July 1, 1995 and the proforma condensed consolidated statement of operations for the year ended June 30, 1995 assumes the transaction was consummated as of July 1, 1994.

2.   Eliminating               Intercompany Receivables and Payables
     Entries
                               Removes the Company's notes receivable and interest receivable from Amerx and Amerx's notes payable and interest payable to the Company.

                               Intercompany Income and Expense

                               Removes the Company's interest income accrued as due from Amerx and Amerx's interest expense accrued as due to the Company.





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